VINEYARD NATIONAL BANCORP

VINEYARD BANK

Creativity. Integrity. Flexibility.

MEMBER FDIC

Investor Relations Report
As of November 14, 2007

Disclosure
When used in this presentation, filings by Vineyard National Bancorp ("Company") with the
Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases
"will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project,"
"believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution you that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise you that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions you that important factors could affect the
Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. You are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

VINEYARD BANK
VINEYARD
Mobile Unit
VINEYARD
VINEYARD
Respect
Devotion
Honor
Strength
Spirit
Pride
Triumph
Heart
Valor
Remembrance
Hero
Truth
Allegiance
Character
Glory
Leadership
Patriot
Soldier
Freedom
Passion
Power
Courage
Bravery
Loyalty
Destiny

VINEYARD
NATIONAL BANCORP

Our Values
The bottom line…
It’s all about People
Creativity. Integrity. Flexibility

Overview
At October 31, 2007
m

Traded on the NASDAQ Global Market System under the symbol “VNBC”
m

Market price - closed at $11.25(1)
m

$2.5 billion in assets
m

Total shares outstanding(2) - approximately 10.5 million
m

Market Capitalization - approximately $118 million(1)(2)
m

Inside ownership most recent quarter end - approximately 15%
m

Institutional ownership most recent quarter end - approximately 50%
(1) Based on closing stock price as of November 9, 2007
(2) Includes unreleased and unallocated ESOP shares

Overview
At October 31, 2007
(1) Based on closing stock price as of November 9, 2007
(2) Source: SNL Financial Nov. 14, 2007
Price Valuation Measures
m

12 month trailing price to earnings (“P/E”) - 5.83(1)
m

Forward P/E fiscal year end Dec. 31, 2008 - 5.7 (based on analysts’ estimates) (1)
m

Price/Book most recent quarter- .81(1)
m

Price/tangible book - 1.15(1)
m

3Q’07/TTM Net Income - $5.5 / $22.3 million
m

3Q’07/TTM Diluted EPS - $0.45 / $1.93
m

Analyst coverage - five (5)
♦

Howe Barnes Hoefer & Arnett
♦

Oppenheimer
♦

RBC Capital Markets
♦

Sandler O’Neil
♦

Sidoti & Company, LLC
♦

Consensus 2007 - $1.71(2)
♦

Consensus 2008 - $1.90(2)

Capital
Management
Balance Sheet
Effectiveness
Operational
Efficiency
Consistent
EPS Growth
Key Financial Principles
 Key Strategic Principles

Capital Management
40%
30%
20%
10%
2001
2002
2003
2004
2005
2006
Return on Avg. Common Equity
Return on Avg. Tangible Equity

Balance Sheet Effectiveness
2.0%
1.5%
1.0%
0.5%
2001
2002
2003
2004
2005
2006
Bancorp
Bank

Operational Efficiency
100%
75%
50%
25%
2001
2002
2003
2004
2005
2006
Bancorp
Bank

Consistent EPS Growth
$2.00
$1.50
$1.00
$0.50
$0.00
2001
2002
2003
2004
2005
2006
Diluted EPS

VINEYARD NATIONAL BANCORP

Return on Avg. Assets
Efficiency Ratio
Target Comm.= 20%
Bank Target = 1.50%
Bank Target = 45%
Annual Growth Target =
15-20%
Target Tang.= 25%
Bancorp Target = 1.25%
Bancorp Target = 50%
Strategic Performance

70%
60%
50%
40%
30%
20%
10%
53%
57%
51%
64%
42%
6 Yr. CAGR
Assets
Net Loans
Deposits
Earnings
EPS
Assets
Net Loans
Deposits
Earnings
EPS

VINEYARD NATIONAL BANCORP

(Earnings and EPS Annualized for ’07)
Operating Strategies
Vineyard’s unique strategic drivers…
•

Diverse asset base and organizational structure
•

Strong operating efficiency
•

Operates within 20 unique markets
•

Development and enhancement of 10 specialty
products
•

Branding and marketing of the Vineyard franchise
–

In target geographic markets
–

In target product markets
…deliver strong results
•

12 Inland Empire community banking centers
•

4 community banking center presence in wealth
communities
•

4 regional financial centers throughout CA
•

State of the art cash management products
•

Consistent, balanced growth since 2000

Santa Clarita
Hesperia
San Buenaventura
Oxnard
Thousand Oaks
West Hollywood
Los Angeles
Santa Monica
Glendora
Rialto
Highland
Colton
Redlands
Yucaipa
La Habra
Brea
Riverside
Carson
Torrance
Cypress
Rancho Palos Verdes
Fountain Valley
Costa Mesa
Tustin
Lake Forest
Mission Viejo
Laguna Niguel
San Clemente
Palm Springs
Cathedral City
Hemet
Temecula
Oceanside
Carlsbad
Vista
Escondido
Poway
El Cajon
San Diego
National City
Chula Vista
Copyright (C) 2006 SNL Financial LC. All rights reserved
0
42.5mi

VINEYARD
NATIONAL BANCORP

Ventura
County
San Gabriel Valley
West
Side
Orange
County
Palm
Desert
Temecula
Valley
North
San Diego
●

 Full Service Banking Center
▪

 Regional Financial Centers
Our Markets
Northern
CA
●

Source: SNL Financial
6.66%
7.87%
303.5

US
8.00%
9.90%
20.5
16
VNBC’s Market Totals
0.77%
1.20%
0.2
1
Marin
6.50%
9.00%
3
1
San Diego
25.90%
30.60%
2
1
Riverside
6.20%
8.40%
3
1
Orange
15.60%
17.30%
2
5
San Bernardino
4.60%
6.70%

7
Los Angeles
Proj. %  ∆ Pop.
2006-2011
% Pop. Growth
2000-2006
2006 pop.
(MM)
# of VNBC
Branches

Serving the Largest and Fastest
Growing Markets in the U.S.

The Marketplace
Well Established in…
m

The Inland Empire:
Ш

Represents the counties of Riverside and San Bernardino
Ш

Major distribution hub for goods coming in through the Los
Angeles Harbors
Ш

Stable commercial and consumer markets
Ш

Commercial and retail development in support of the Los
Angeles and Orange County regions

The Marketplace
Well Established in…
m

Emerging presence in Southern California Coastal Communities:
Ш

Represents  the confluence of entrepreneurs and the
accumulation of wealth; providing significant new
opportunities
Ш

From San Diego through Orange County into the west
side of Los Angeles coast and up into Ventura and Santa
Barbara counties
Ш

Significant opportunities for cash management services,
commercial and entrepreneur banking and income
property lending

The Marketplace
Well Established in…
m

Expansion into Northern California:
Ш

Represents similar characteristics to the southern
California Coastal luxury communities
Ш

Marin County Banking Center - allows us to access
the North Bay and Central Valley which have similar
product and market characteristics to that of our
existing product offerings
Ш

Monterey and Santa Clara Regional Financial Centers
will support the further expansion into Northern
California

Next 1-2 yrs: Core Relationship Management & Build Out
Cash Mgmt
Low/ Mid Com'l
Entrepreneur/ Private Banking
Non-Profit
High/ Mid Com'l
Other

VINEYARD NATIONAL BANCORP

Luxury
Construction
SBA
Commercial/
Business
Multi-
Family
Income
Property
Tract
Construction
Future 3-5 yrs: Organic Growth
Our Strategic Map
20+ Unique Markets
10+ Expert Niches
Future 5-7/10 yrs & Beyond: Franchise Maturity
Past 6 yrs: Community Banking

	Actual % as of 2006	Targeted Ranges
Lending Mix
Real Estate Construction & Land	49%	20-40%
Commercial & Industrial	6%	15-30%
Real Estate Mortgage	41%	25-50%
Consumer & all other	4%	<10%
Deposit Mix
Demand & NOW	19%	15-30%
Savings & Time	50%	30-40%
MMDA	31%	30-40%
Market Mix		30-50%
Inland Empire	65%
Southern Ca. Coast	30%	30-50%
Northern Ca.	5%	10-25%
Strategic Target Mixes

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0

	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006	June 30, 2007	Sept. 30, 2007
Net Loans	$78	$136	$250	$589	$1,015	$1,359	$1,883	$2,011	$1,969
Total Deposits	$99	$159	$288	$603	$965	$1,277	$1,806	$1,862	$1,851

VINEYARD NATIONAL BANCORP

Dollars in millions

Total Loans and Deposits

6%
7%
37%
50%
Real estate construction & land
Real estate mortgage
Commercial and industrial
Consumer & all other loans

VINEYARD NATIONAL BANCORP

29%
8%
29%
8%
8%
1%
3%
1%
As of September 30, 2007
Total loans - $2.0 billion
Loan Composition
Luxury Home Land
Luxury
Home Const.
 Tract Home Const.
 Tract Home Land
Com'l
Const.
Com'l
Land
 Com'l CRE
Multi-Family &
Other Residential Real Estate

Type	Number of Loans	Aggregate Outstanding Balance	Average Outstanding Balance	Number of Market Locations	Percentage of All Loans in Portfolio
Luxury Home Construction	347	$577.2 million	$1.7 million	10	27.0%
¦

123 units were 100% complete and are currently being marketed for sale
¦

The related loan balance to these finished homes is
Ш

approximately $65.0 million for 69 units of single family homes
Ш

approximately $17.0 million for 54 units of multi-family homes
Ш

with an average loan to value at inception of 65%
¦

202 units with a corresponding loan balance of approximately $118.8 million
Ш

complete by 95% or greater
Ш

should be available for sale within the first quarter of 2008
Luxury Home Construction Lending
At September 30, 2007

Type	Number of Loans	Aggregate Outstanding Balance	Average Outstanding Balance	Number of Market Locations	Percentage of All Loans in Portfolio
Tract Home Construction	33	$163.4 million	$5.0 million	6	7.7%
¦

214 units that were 100% complete and being marketed for sale.
Ш

The related loan balances to these finished homes is approximately $62.8 million
Ш

With an average loan-to-value at inception of 68%
Ш

Estimated market depreciation of 10%-30%
¦

96 units with a corresponding loan balance of approximately $31.8 million
Ш

Are being marketed for sale and are scheduled for completion in the first quarter of 2008
Ш

Anticipated same or greater market depreciation of these follow-on units
¦

In total approximately $95.0 million related to 310 housing units are being marketed for sale within 25 projects, or approximately 12 per development with a general absorption level of 1 to 3 units per month.
Residential Tract Construction Lending
At September 30, 2007

Asset Quality
¦

Non Accrual Loans at Sept. 30, 2007
Ш

$11.5 million, a decrease of $0.6 million as compared to second quarter 2007.
Ш

The decrease in non-accrual loans during the third quarter related mainly to the following three items:
1.

the pay-down of $0.7 million on a $2.6 million real estate secured non-accrual loan related to a completed condominium project in the final stages of sales;
2.

the transfer of a $1.2 million SBA-guaranteed real estate secured loan from Vineyard’s loan portfolio to “other real estate owned” in July
2007; and
3.

the addition to non-accrual of a $1.4 million single-family tract construction loan made up of seven completed and unsold homes in
September 2007.

Asset Quality
¦

The $11.5 million of non-accruing loans at September 30, 2007, consisted primarily of
Ш

Four real estate secured loans in the aggregate amount of $10.4 million
Ш

Vineyard believes these non-performing assets are adequately collateralized or maintain sufficient guarantees
Ш

At Oct. 31, 2007, Non-accruing loans increased to $15.0 million due to
♦

$3.4 million in a luxury construction loan placed on non-accrual in early October
Ш

In addition at September 30th and October 31st, 2007 there was $2.5 million in two commercial construction loans that were 90 days past due but still accruing

Total Deposits - $1.8 billion
3%
16%
49%
32%
Time deposits
Money market
Non-interest bearing
Savings and NOW

Banking Center Office Sizes
4
8
4
>$100 million
$75 - $100 million
$30 - $75 million

VINEYARD
NATIONAL BANCORP

As of September 30, 2007
Avg. Banking Center is $116.0 million
Deposit Composition

June '06
June '07
40%
35%
30%
25%
20%
15%
10%
5%
0%
Rancho 32% 36%
Chino 10% 9%
Crestline
Diamond Bar 10% 9%
Arrowhead 34% 37%
La Verne 14% 12%
Corona 24%
Irwindale 24% 22%
Man Beach 9% 7%
Irvine 6% 14%
San Diego 11% 13%
San Rafael 5% 4%
San Dimas 18% 18%
Covina 6% 34%
Upland 2% 3%
Walnut 7% 9%

VINEYARD
NATIONAL BANCORP

•

  Organic deposit growth
Ш

Community positioning and expansion within current markets
Ш

Acquisition of teams within new growth markets
Ш

Targeted deposit market share of 20%

6 of 16 markets capture more than 20%

4 of 16 markets capture 10% minimum target
Core Deposit Strategies
Banking Center Market Share
100%
100%
Source = FDIC Deposit Market Share by Zip Code

Strong performance over time
Diverse revenue and distribution channels
Well established credit culture
Developing broad-based deposit base
Well established in robust growth markets
A commitment to build shareholder value
Employees, Customers, Investors….
“PEOPLE are our most valuable asset”
Emerging presence in wealth and entrepreneur communities
A proven business model:
Vineyard National Bancorp Has…

VINEYARD
NATIONAL BANCORP

VINEYARD
NATIONAL BANCORP

Thank you
www.vnbcstock.com